FAITHSHARES TRUST
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of FaithShares Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints J. Garrett Stevens and Thompson S. Phillips, Jr., and each of them singly, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     This Power of Attorney authorizes the above individuals to sign the undersigned’s name and will remain in effect until specifically rescinded or revoked by the undersigned.
     IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Nancy Bainbridge

Name:	Nancy Bainbridge
Title:	Trustee
Date:	October 22, 2009

FAITHSHARES TRUST
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of FaithShares Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints J. Garrett Stevens and Thompson S. Phillips, Jr., and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     This Power of Attorney authorizes the above individuals to sign the undersigned’s name and will remain in effect until specifically rescinded or revoked by the undersigned.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Steven McConnell

Name:	Steven McConnell
Title:	Trustee
Date:	November 5, 2009

FAITHSHARES TRUST
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of FaithShares Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints J. Garrett Stevens and Thompson S. Phillips, Jr., and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     This Power of Attorney authorizes the above individuals to sign the undersigned’s name and will remain in effect until specifically rescinded or revoked by the undersigned.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Thomas C. Burgin

Name:	Thomas C. Burgin
Title:	Trustee
Date:	October 26, 2009

FAITHSHARES TRUST
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of FaithShares Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints J. Garrett Stevens and Thompson S. Phillips, Jr., and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     This Power of Attorney authorizes the above individuals to sign the undersigned’s name and will remain in effect until specifically rescinded or revoked by the undersigned.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Adrian E. Cole

Name:	Adrian E. Cole
Title:	Trustee
Date:	November 5, 2009